UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23127)

GoodHaven Funds Trust
(Exact name of registrant as specified in charter)

374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041
(Address of principal executive offices) (Zip code)

Larry Pitkowsky
374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041
(Name and address of agent for service)

305-677-7650
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2023

Item 1. Report to Stockholders.

(a)

Semi-Annual Report

May 31, 2023

GoodHaven Fund

Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	2
Portfolio Management Discussion and Analysis	10
Asset/Sector Allocation	14
Schedule of Investments	15
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	22
Expense Example	31
Statement Regarding Liquidity Risk Management Program	33
Additional Information	34
Privacy Notice	35

GoodHaven Fund

PERFORMANCE as of May 31, 2023

				12/31/19-			Since
	Six		2 Years	5/31/23	5 Years	10 Years	Incept. [1]
	Months	1 Year	Annualized	Annualized	Annualized	Annualized	Annualized
	ended	ended	as of	as of	as of	as of	as of
	5/31/23	5/31/23	5/31/23	5/31/23	5/31/23	5/31/23	5/31/23
GOODX	6.29%	7.21%	5.27%	10.96%	9.00%	3.84%	6.10%
S&P 500 Index [2]	3.33%	2.92%	1.27%	9.59%	11.01%	11.99%	12.08%
Wilshire 5000
Total Market
Index	1.61%	0.29%	-3.18%	6.82%	7.86%	9.12%	9.21%
HFRI Fundamental
Growth Index [3]	1.73%	-2.58%	-7.65%	4.06%	2.95%	3.96%	3.06%
HFRI Fundamental
Value Index [3]	1.69%	-0.40%	-3.26%	6.48%	5.23%	5.71%	5.56%
CS Hedge
Fund Index [3]	0.39%	-0.52%	1.40%	4.62%	4.14%	3.72%	3.72%

[1]	The Fund commenced operations on April 8, 2011.
[2]	With dividends reinvested.
[3]
Hedge Fund Index performance figures are supplied on a month end basis and are provided for illustrative purposes as a broad equity alternative asset class only. Accordingly, “since inception” hedge fund index performance figures reflect a start date of 3/31/11 and an end date of 05/31/23. Source: Bloomberg Terminal

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The annualized gross expense ratio of the GoodHaven Fund is 1.10%.

GoodHaven Fund

“A young person knows the rules and an older person knows the exceptions”
— Anonymous

July 3, 2023

We had a very strong 2023 semi-annual period. Our portfolio was up 6.29% versus the S&P 500’s rise of 3.33%. This was accomplished with a cash/cash equivalent position of about 10.9% on average and a portfolio we still feel is undervalued and possessing strong long-term growth potential.

Our results since the start of GoodHaven 2.0 (12/31/19) are an increase of 42.68% versus the S&P 500’s increase of 36.74%. Our calendar year to date results (12/31/22-6/30/23) are up 19.55% versus the S&P 500’s increase of 16.89%. While we wonder if there is a perfect “category” for our unique portfolio we note that according to Morningstar we ranked (at 5/31/23) in the top 1%, 6% and 4% of our category for the trailing one, three, and five-year periods respectively.

We take this moment of recent strong results to remind you that our portfolio is managed striving for long-term outperformance. We will underperform the market averages from time to time. Also, despite our best efforts and alignment as material fellow shareholders, we will make an occasional bad investment. Having said that, we like our current portfolio, and are pleased to have materially improved our historic track record and strive to continue to do so.

Given the strong start to the year – despite the recent banking crisis – we can’t help but recall what we pointed out in our last letter about investor sentiment near the end of 2022:

“We are contrarians by nature. Prior experience and a study of the history of markets shows how often the crowd is wrong at the extremes (in either direction) about markets, and sometimes companies. Markets are also forward looking, and market inflection points often occur ahead of actual underlying economic progress. While being a contrarian by itself is not an investment strategy for us, it’s hard not to be startled and then be optimistic by some of the recent sentiment—well summarized below and in the subsequent chart/graph:

By Sagarika Jaisinghani
(Bloomberg October 2022) — Investors are flocking to cash and shunning almost every other asset class as they turn the most pessimistic since the global financial crisis, according to Bank of America Corp. strategists. Cash had inflows of $30.3 billion, while global equity funds saw outflows of $7.8 billion in the week through Sept. 21, the bank said in a note, citing EPFR Global data. Bond funds lost $6.9 billion, while $400 million left gold, the data showed. Investor sentiment is “unquestionably” the worst it’s been since the crisis of 2008, with losses in government bonds being the highest since 1920, strategists led by Michael Hartnett wrote in the note. They see cash, commodities and volatility continuing to outperform bonds and stocks, with Bank of America’s custom bull and bear indicator returning to the maximum level of bearishness.”

GoodHaven Fund

Chart 1: Relative positioning in stocks vs bonds now lowest since 2009
Net % of FMS overweight equities – bonds

Source: BofA Global Fund Manager Survey

To some extent people are often “fighting the last war” regarding how to think about underlying risks – versus trying to think about risks that have not been seen in a long time or have never been seen. Single family mortgage credit risks, market funding and excessive leverage were the critical problems in 2007-2009. The recent problems leading to runs at Silicon Valley Bank, First Republic, and Signature Bank involved interest rate (balance sheet) mismatches, excessive dependence on uninsured deposits and more – such risks heightened by the proliferation of digital banking. Many of these issues were things we had considered in evaluating our financial companies, counterparties and vendors. That doesn’t mean we too didn’t draw a few new insights into these industries from recent events.

As this recent crisis unfolded, we did what we usually do – review our exposures, consider contagion risks – both investment wise and operationally – and then after also concluding that this crisis was not an existential economic one, searched for any new bargains.

Our long-term investment orientation (which we remind you of often) is not an investment tagline but an approach we think materially increases our odds of continued long-term success. We found the below chart from the Wall Street Journal instructive1:
__________

[1]	“Ignorance Really Is Bliss When It Comes to Investing”, Wall Street Journal 3/17/23

GoodHaven Fund

Chance of S&P 500 falling over each period

Source: Plancorp

The macro backdrop continues to be one of still above trend inflation and pockets of economic slowdown. Short-term interest rates remain much higher than in the recent past. Despite recent noticeable declines in inflation and the Federal Reserve’s current pause in their hiking of interest rates we would venture that we won’t return to the days of miniscule inflation and almost zero percent risk free rates anytime soon. We’ll continue to do what we always do (for you and ourselves) - strive to astutely research and select businesses (stocks) to invest in for the long-term, invest with a margin of safety, think about outlier risks and use market volatility to our advantage.

TABLE OF TOP 5 CONTRIBUTORS & DETRACTORS ($’s)

Contributors (11/30/22 – 05/31/23)	Detractors (11/30/22 – 05/31/23)
Builders FirstSource Inc.	Devon Energy Corp.
Alphabet Inc. Class C	Jefferies Financial Group Inc.
Lennar Corp. Class B	Bank of America Corp.
Meta Platforms Inc.	Goldman Sachs Group Inc.
Vitesse Energy Inc.	Hess Midstream LP

Our biggest dollar gainer in the period by far was Builders FirstSource. Our historic exceptional returns in Builders have been mirrored by exceptional underlying business performance, and our very attractive entry price, reflecting our then variant perception of the company and the sector. Builders is now one of our biggest holdings. We also now own a greater percentage of the company thanks to a material (and well executed) share repurchase program2:

“Since the inception of our buyback program in August 2021, the Company has repurchased approximately 80.7 million shares of its common stock, or approximately 39.1% of its total shares outstanding, at an average price of $65.84 per share for a total cost of $5.3 billion.”

We feel plenty of long-term upside remains at Builders.
__________

[2]	https://investors.bldr.com/news/news-details/2023/Builders-FirstSource-Reports-First-Quarter-2023- Results/default.aspx

GoodHaven Fund

Our next biggest dollar gainer was Alphabet. As we said (and we paraphrase) in our last letter to you – when it was a large detractor:

“Slower growth at Alphabet is now here. In Q3 2022 revenues (f/x neutral) were up 11% (YOY) while operating earnings declined. Similar to some of their tech peers, Alphabet was over-earning during the COVID recovery and recent growth trends have normalized. Although it is important for Alphabet to continue to invest in attractive growth opportunities like YouTube and Google Cloud and defend its existing moats, it must also right size its costs to align with the current operating environment. While management has partially recognized this, more needs to be done. We think Alphabet’s core business remains strong, very profitable and with many years of growth ahead of it - if we had secular worries about the long-term it would not be a large holding. The cost challenges are within their control to address. While trading in and out of a great business to try and add to long-term returns by avoiding all drawdowns sounds appealing it’s usually detrimental to long-term returns. Alphabet currently trades at a forward 2024 P/E of 15x and 14x net cash.”

In business (and long-term investing) there are always things to worry about, monitor, and business habits change faster today than ever before. The recent publicity surrounding ChatGPT and their work with Microsoft is one of them. ChatGPT is a LLM (below) based on AI.

“A large language model (LLM) is a type of artificial intelligence (AI) algorithm that uses deep learning techniques and massively large data sets to understand, summarize, generate and predict new content.”

Google has been involved in AI for a long time and AI is already an important component in many of its products.3 It’s too early to draw firm conclusions on things like how LLM will impact search profitability, who the winners and losers will be, and more. While Microsoft/ChatGPT has grabbed some deserved attention, it’s early days. If an event like this helps to remind Alphabet that despite their dominance “only the paranoid survive” it might actually be beneficial. We do wonder if “the customer” is the big winner in this all – and what that might mean.

Next on the winners list was Lennar Corp Class B. Our prior comments on our original Lennar thesis still reads well – just add some exclamation points for how well the company has executed and how positively the big public builders have evolved as businesses. This was accomplished amidst a material rise in mortgage rates over the past few years. We’d note that the “new housing market” has taken market share from the “existing market” lately. There are structural reasons for this and we think this trend may continue.
__________

[3]	Google bought AI pioneer DeepMind in 2014

GoodHaven Fund

Next on the gainer list was Meta Platforms. In our last letter when it was a detractor we said – paraphrasing:

“Here our thesis so far has been wrong...we will continue to monitor the situation closely though the recent stock price and expectations do not appear to price in the optionality of a meaningful improvement despite Meta’s past track record of profitable market share growth and more recent internal efforts to reduce expenses and improve efficiencies.”

Around that time we added to our holdings, subsequently sold some higher cost shares at a loss to help offset portfolio capital gains, and with the shares now up over 100% in calendar 2023 and trading at a price reflecting material growth expectations we recently fully sold our Meta position.

We have always kept an eye on corporate spinoffs for opportunities. Vitesse Energy was spun out of Jefferies during the period. We received some shares due to our position in Jefferies but then subsequently materially added to our position. Vitesse subsequently rose and was a material gainer in the period. We have long been familiar with and admired Vitesse and CEO Bob Gerrity. We like the returns focused and cash generative nature of the business and the clear-cut business plan laid out by Bob and the team, and what we feel was a bargain purchase price for our additional shares.

We fully exited our legacy position in Barrick Gold in the period at higher prices than prevail today and for a material gain from our cost. We thank John Thornton for his historic focus on returning Barrick to financial health.

In March 2023, we developed some concerns about our position in RH and then sold a material amount of our holding – actually swapping it into shares of competitor Arhaus, Inc. As RH’s stock price increased during the rest of the period, we sold the balance. We lost some money on our RH position.

Berkshire remains our largest holding. Financial results have been solid and we note that there are sectors of the reinsurance market that are experiencing booming prices. Critics tend to focus on Berkshire’s more abridged and less detailed shareholder letters than in past years – which is true. Those of us with much skin in the game as Berkshire owners note that while the letters are “less dynamic” the underlying investment portfolio, governance evolution and opportunistic share repurchases are “more dynamic” than in the past. Yes, in debating a topic where you sit does often impact where you stand.

Our biggest dollar detractors in the period were long time holdings: Devon Energy, Jefferies Financial, and Bank of America. Devon continues to execute well and stay focused on its shareholder friendly policies. We materially added more shares (of Devon) in the period as did CEO Rick Muncrief (open market buys). Many financial companies were weak in the period given the backdrop of banking sector issues and Bank of America and Jefferies were not spared. Our views on this sector were discussed earlier in this letter. We’d note that Jefferies has been navigating fine

GoodHaven Fund

through the typical periodic weaker environment for capital raising activities – which at some point will revert to healthier trends. The shares of these three, especially Devon and Jefferies, have enormous upside from recent levels in our opinion.

Beyond Rick’s recent buys at Devon we note quite a few of our executives making personal open market purchases of their shares including those at: Berkshire, Brookfield Corp, and Vitesse.4

I was pleased that Barron’s interviewed me about GoodHaven in a recent edition – which can be found on our website by following this link https://www.goodhavenfunds.com/perspectives/ and clicking on “GoodHaven Profiled in Barron’s –April 13, 2023.”

I thank all fellow shareholders for their continued confidence as GoodHaven 2.0 continues to unfold. I also thank our Fund Board of Trustees and our long-time partner and investor Markel for their support and wise counsel.

Stay healthy and safe.

Larry Pitkowsky

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

The opinions expressed are those of Larry Pitkowsky through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results.
__________

[4]	In Q1 2023 Berkshire heir apparent Greg Abel purchased (again) over $24mm of Berkshire shares in the open market

GoodHaven Fund

and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

It is not possible to invest directly in an index. Must be preceded or accompanied by a prospectus.

The MSCI World Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI World Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets (DM) countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

The Wilshire 5000 Total Market Index (full-cap) measures the performance of all U.S. equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

HFRI Fundamental Growth strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies which are expected to have prospects for earnings growth and capital appreciation exceeding those of the broader equity market. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Strategies employ investment processes designed to identify attractive opportunities in securities of companies which are experiencing or expected to experience abnormally high levels of growth compared with relevant benchmarks growth in earnings, profitability, sales or market share.

HFRI Fundamental Value Index strategies employ investment processes designed to identify attractive opportunities in securities of companies which trade a valuation metrics by which the manager determines them to be inexpensive and undervalued when compared with relevant benchmarks. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Relative to Fundamental Growth strategies, in which earnings growth and capital appreciation is expected as a function of expanding market share & revenue increases, Fundamental Value strategies typically focus on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

CS Hedge Fund Index is an asset-weighted hedge fund index derived from the TASS database of more than 5000 funds. The index consists of funds with a minimum of US $10 million under management and a current audited financial statement. Funds are separated into primary subcategories based on investment style. The index in all cases represents at least 85% of the assets under management in the universe. The index is rebalanced monthly, and funds are reselected on a quarterly basis. Index NAVs are updated on the 15th of each month.

GoodHaven Fund

Per Morningstar (as of 5/31/2023 in the Midcap value category), the GoodHaven Fund was ranked in the 1st percentile for 1YR (vs. 396 funds), 6th percentile for 3YR (vs. 381 funds), 4th percentile for 5 YR (vs. 361 funds, and 99th percentile for 10YR (vs. 267 funds). Morningstar Rankings represent a fund’s total return percentile rank relative to all funds in the same Morningstar Category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. Past performance does not guarantee future results.

References to other mutual funds should not be interpreted as an offer of these securities. Please see the Schedule of Investments for a full list of fund holdings.

The GoodHaven Fund is distributed by Quasar Distributors, LLC

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The Net Asset Value (“NAV”) of the GoodHaven Fund was $35.78 at May 31, 2023, based on 3,191,960.432 shares outstanding. This compares to the Fund’s NAV of $33.79 at November 30, 2022 and NAV of $33.50 at May 31, 2022 and an NAV of $20.00 at inception on April 8, 2011. Although the Fund did not pay a capital gains distribution in 2022, it did pay an income distribution of $0.1226 per share which reduced per share NAV on the ex-dividend date (December 09, 2022). Shareholders should be aware that the Fund has paid capital gains and income distributions in prior years that reduced NAV by the amount of a distribution on the ex-dividend date. Please note that except where otherwise indicated, discussions in this MD&A relate to the period ended May 31, 2023.

In late November 2019, the Fund’s shareholders approved a new investment advisory agreement for the Fund in conjunction with a reorganization of the advisor which was subsequently completed. Details of this reorganization have been previously disclosed in a proxy filing dated October 25, 2019. As a result of the reorganization Larry Pitkowsky became the Fund’s sole portfolio manager, Chairman of the Board of Trustees, and the controlling owner of the advisor. Keith Trauner is now a minority partner of the advisor and no longer a portfolio manager of the Fund.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, maybe worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

During the recent semi-annual period, the Fund had strong results and materially outperformed the S&P 500. The Fund has benefited in recent periods from an improved investment and security selection process, as well as strong business results from its investments.

While the Fund’s record since inception is still colored by a material divergence between mid-2014 and the end of 2015, we continue to believe that the investment manager’s strategy is sound and risk averse and note that the recent reorganization appears to have improved the investment process, decision making, and is reflective in recent performance. Since shortly after our reorganization at the end of 2019, the Fund has materially outperformed the S&P 500 and the Wilshire 5000. The portfolio manager continues to be among the largest individual owners of Fund shares and continues to have significant personal assets at risk, aligning with the interests of shareholders.

The portfolio manager believes that short-term performance figures are less meaningful than comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months. Moreover, as we have noted, value investing has been out of favor for an extended period of years. Please note that the S&P 500 Index is an unmanaged index

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies. There are other indexes whose performance may diverge materially from that of the S&P 500. Below is a table of the Fund’s top ten holdings and categories as May 31, 2023:

Top 10 Holdings*	%	Top 10 Categories**	%
Berkshire Hathaway Inc. – Class B	14.1	Diversified Holding Companies	14.1
Alphabet Inc. – Class C	11.5	Interactive Media & Services	13.1
Builders FirstSource, Inc.	10.1	Cash & Equivalents	12.7
Jefferies Financial Group, Inc.	6.4	General Building Materials	10.1
EXOR NV	5.0	Capital Markets	8.2
Lennar Corporation – Class B	4.9	Oil & Gas E&P	6.7
Devon Energy Corp.	3.9	Industrial Conglomerate	5.0
The Progressive Corp.	3.9	Home Builder	4.9
KKR & Co. Inc.	3.4	Investment Management	4.7
Bank of America Corp.	2.8	Property/Casualty Insurance	3.9
Total	66.0	Total	83.4

*	Top ten holdings excludes cash, money market funds and Government and Agency Obligations.
**	Where applicable, includes money market funds and short-term Government and Agency Obligations.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The Fund experienced moderate inflows in the 2023 semi-annual period. Since the inception of the Fund, there have been periods where there were large new shareholder subscriptions and periods with significant net withdrawals. We believe this was primarily caused by shareholders who were attracted by the potential performance of a concentrated value fund but found it difficult to handle the volatility in results as well as certain structural industry issues impacting many active funds.

Material swings in shareholder subscriptions and redemptions have made management of the portfolio more difficult. The Fund’s investments are stated as of May 31, 2023 and the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above and the managers may have taken actions that would result in material changes to the portfolio.

The Fund’s investments having the most positive impact on portfolio performance for the six-month period ending May 31, 2023 were: Builders FirstSource, which rose amidst strong free cash flow generation and an aggressive share buyback program despite a challenging macro backdrop; Alphabet which rose amidst steady operating results and more attention on managing its expense base; and Lennar which rose as it generated solid results despite a difficult macro backdrop. Major detractors were Devon Energy which declined amidst weaker oil

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

prices despite continued solid results; and both Jefferies and Bank of America which declined amidst a cyclical downturn in certain capital markets activities and a volatile climate for financial companies amidst the banking crisis surrounding Silicon Valley Bank and Signature Bank.

The Fund’s turnover rate of 6%, a measure of how frequently assets within a fund are bought and sold by the manager, remains at reasonably low levels and is consistent with the strategies, generally long-term in nature, of GoodHaven Capital Management LLC, the Fund’s investment advisor. Turnover rates remain low and have been modestly influenced by the need to meet shareholder redemptions rather than a change in the portfolio strategy of the Fund. Importantly, there may be times when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

The portfolio manager believes that a liquidity position is an important part of portfolio management. Since inception, the Fund has continued to have liquidity available both in cash holdings as well as short-term fixed income investments to potentially make opportunistic purchases and meet redemptions. In addition, in order to ensure that we have sufficient resources to behave opportunistically, the Fund has sold or reduced certain investments and has held some modest hedges from time to time. Over time, and as previously communicated, we expect the Fund’s level of cash to vary significantly and has lately sometimes been materially lower than in recent years. In addition, and as previously communicated, the portfolio is now more concentrated in its holdings than in the past—consistent with its prospectus—which could increase volatility materially. The manager of the Fund does not believe that a decline in a security price necessarily means that the security is a less attractive investment. The opposite may be the case in that price declines may represent significant investment opportunities. Finally, the Fund periodically invests in special-situations which may entail a greater level of risk and potential for loss. The portfolio manager’s letter to shareholders contains additional discussion about performance.

Generally, we do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period. Certain large multi-national businesses in the portfolio may be exposed to non-U.S. rules and regulations as well as volatility in currency values.

In addition, the recent elevated level of inflation has prompted the Federal Reserve to tighten monetary policies materially which could lead to declines in financial markets and may lead to a recession domestically.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639. Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified fund.

As of May 31, 2023, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 123,954 shares of the Fund. It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

ASSET/SECTOR ALLOCATION at May 31, 2023 (Unaudited)

Asset/Sector	% of Net Assets

Diversified Holding Companies	14.1%
Interactive Media & Services	13.1%
United States Treasury Bills	11.9%
General Building Materials	10.1%
Capital Markets	8.2%
Oil & Gas Exploration & Production	6.7%
Industrial Conglomerate	5.0%
Home Builder	4.9%
Investment Management	4.7%
Property/Casualty Insurance	3.9%
Banks-Diversified	3.7%
Specialty Retail	2.7%
Oil & Gas Equipment & Services	2.7%
Oil & Gas Infrastructure	1.9%
Internet & Direct Marketing Retail	1.2%
Warrants	1.2%
Machinery, Equipment, and Supplies Merchant Wholesalers	1.0%
Corporate Bonds	0.9%
Mortgage Banking	0.8%
Cash and Equivalents [1]	0.8%
Government Agency	0.5%
Insurance [2]	0.0%
Total	100.0%

Equities are classified by sector.  Debt is classified by asset type.

[1]	Represents cash and other assets in excess of liabilities.
[2]	Does not round to 0.1%.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2023 (Unaudited)

Shares	COMMON STOCKS – 84.8%	Value
	Banks-Diversified – 3.7%
114,000	Bank of America Corp.	$3,168,060
8,000	JPMorgan Chase & Co.	1,085,680
		4,253,740

	Capital Markets – 8.2%
242,512	Jefferies Financial Group, Inc.	7,292,336
6,300	The Goldman Sachs Group, Inc.	2,040,570
		9,332,906

	Diversified Holding Companies – 14.1%
50,200	Berkshire Hathaway, Inc. – Class B [1]	16,118,216

	General Building Materials – 10.1%
99,400	Builders FirstSource, Inc. [1]	11,525,430

	Government Agency – 0.1%
200,000	Federal National Mortgage Association [1]	88,000

	Home Builder – 4.9%
59,684	Lennar Corporation – Class B	5,643,122

	Industrial Conglomerate – 5.0%
68,226	EXOR NV	5,663,500

	Insurance – 0.0% [4]
252	Brookfield Reinsurance Ltd. [1]	7,734

	Interactive Media & Services – 13.1%
106,200	Alphabet, Inc. – Class C [1]	13,101,894
6,900	Meta Platforms, Inc. – Class A [1]	1,826,568
		14,928,462

	Internet & Direct Marketing Retail – 1.2%
17,000	Alibaba Group Holding Ltd. [1]	1,352,350

	Investment Management – 4.7%
9,201	Brookfield Asset Management Ltd. – Class A	280,815
42,555	Brookfield Corp.	1,278,352
75,000	KKR & Co. Inc.	3,861,750
		5,420,917

	Machinery, Equipment, and Supplies
	Merchant Wholesalers – 1.0%
47,805	Global Industrial Co.	1,189,388

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2023 (Unaudited) (Continued)

Shares	COMMON STOCKS – 84.8% (Continued)	Value
	Mortgage Banking – 0.8%
85,011	Guild Holdings Co. – Class A [1]	$918,119

	Oil & Gas Equipment & Services – 2.7%
158,300	TerraVest Industries, Inc.	3,093,701

	Oil & Gas Exploration & Production – 6.7%
97,161	Devon Energy Corp.	4,479,122
136,681	Vitesse Energy, Inc.	3,155,964
		7,635,086

	Oil & Gas Infrastructure – 1.9%
75,667	Hess Midstream LP – Class A	2,110,353

	Property/Casualty Insurance – 3.9%
35,000	The Progressive Corp.	4,476,850

	Specialty Retail – 2.7%
42,000	Academy Sports & Outdoors, Inc.	2,056,320
143,000	Arhaus, Inc. [1]	1,011,010
		3,067,330
	TOTAL COMMON STOCKS
	(Cost $47,993,736)	96,825,204

	PREFERRED STOCKS – 0.4%
	Government Agency – 0.4%
7,750	Federal National Mortgage Association, Series E,
	5.100% [1,2]	19,568
31,037	Federal National Mortgage Association, Series N,
	5.500% [1,2]	75,327
69,980	Federal National Mortgage Association, Series R,
	7.625% [1,2]	95,173
216,881	Federal National Mortgage Association, Series T,
	8.250% [1,2]	310,140
		500,208
	TOTAL PREFERRED STOCKS
	(Cost $929,908)	500,208

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2023 (Unaudited) (Continued)

Shares	SHORT-TERM INVESTMENTS – 1.1%	Value
	Money Market Funds – 1.1%
1,276,275	U.S. Bank Money Market
	Deposit Account, 5.00%	$1,276,275
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,276,275)	1,276,275

	WARRANTS – 1.2%
40,000	Occidental Petroleum Corp.
	(Expiration Date 8/3/2027) [1]	1,427,200
	TOTAL WARRANTS
	(Cost $1,637,834)	1,427,200

Principal
Amount	U.S. GOVERNMENT SECURITIES – 11.9%
	United States Treasury Bill – 11.9%
$1,800,000	0.000% due 6/29/2023 [3]	1,792,941
12,000,000	0.000% due 10/5/2023 [3]	11,781,740
		13,574,681
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $13,592,882)	13,574,681

	CORPORATE BONDS – 0.9%
	Telecommunications – 0.9%
3,000,000	Ligado Networks LLC, 15.500%
	(Maturity Date 11/1/2023)	1,012,500
	TOTAL CORPORATE BONDS
	(Cost $1,005,000)	1,012,500
	Total Investments
	(Cost $66,435,635) – 100.3%	114,616,068
	Liabilities in Excess of Other Assets – (0.3)%	(397,516)
	TOTAL NET ASSETS – 100.0%	$114,218,552

[1]	Non-income producing security.
[2]	Perpetual maturity.
[3]	Rate represents the annualized effective yield to maturity from the purchase price.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2023 (Unaudited)

ASSETS
Investments in securities, at value
(Cost $66,435,635) (Note 2)	$114,616,068
Receivables:
Fund shares sold	10,121
Dividends and interest	39,101
Total assets	114,665,290

LIABILITIES
Payables:
Investment securities purchased	340,000
Management fees	87,331
Support services fees	19,407
Total liabilities	446,738

NET ASSETS	$114,218,552

COMPONENTS OF NET ASSETS
Paid-in capital	$64,887,260
Total distributable (accumulated) earnings (losses)	49,331,292
Net assets	$114,218,552
Net Asset Value (unlimited shares authorized):
Net assets	$114,218,552
Shares of beneficial interest issued and outstanding	3,192,230
Net assets value, offering and redemption price per share	$35.78

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2023 (Unaudited)

INVESTMENT INCOME
Dividend income
(net of $7,515 in foreign withholding taxes)	$709,370
Interest	264,333
Total investment income	973,703

EXPENSES
Management fees	487,512
Support services fees	108,336
Total expenses	595,848
Net investment income (loss)	377,855

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS & FOREIGN CURRENCY
Net realized gain (loss) on transactions
from investments & foreign currency	2,271,175
Net change in unrealized appreciation/depreciation
on investments & foreign currency	4,056,235
Net realized and unrealized gain (loss)	6,327,410
Net increase (decrease) in net assets
resulting from operations	$6,705,265

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2023	Year Ended
	(Unaudited)	November 30, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$377,855	$388,066
Net realized gain (loss) on
investments & foreign currency	2,271,175	2,785,389
Change in unrealized appreciation/
depreciation on investments & foreign
currency of investments and foreign currency	4,056,235	(6,304,764)
Net increase (decrease) in net
assets resulting from operations	6,705,265	(3,131,309)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(387,947)	(148,223)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares [1]	884,632	3,311,282
Total increase (decrease) in net assets	7,201,950	31,750

NET ASSETS
Beginning of period/year	107,016,602	106,984,852
End of period/year	$114,218,552	$107,016,602

[1]	Summary of capital share transactions is as follows:

	Six Months Ended
	May 31, 2023		Year Ended
	(Unaudited)		November 30, 2022
	Shares	Value	Shares	Value
Shares sold	56,554	$1,959,650	225,007	$7,404,547
Shares issued
in reinvestment
of distributions	10,125	328,138	3,463	124,655
Shares redeemed [2]	(41,269)	(1,403,156)	(128,402)	(4,217,920)
Net increase
(decrease)	25,410	$884,632	100,068	$3,311,282

[2]	Net of redemption fees of $0 and $847, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	May 31,
	2023	Year Ended November 30,
	(Unaudited)	2022	2021	2020	2019	2018
Net asset value at
beginning of period/year	$33.79	$34.89	$26.08	$24.48	$23.43	$23.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.12	0.12	0.05	0.10	0.42	0.11
Net realized and unrealized
gain (loss) on investments	1.99	(1.17)	8.88	1.82	0.90	(0.26)
Total from
investment operations	2.11	(1.05)	8.93	1.92	1.32	(0.15)

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.05)	(0.12)	(0.32)	(0.27)	0.00
Total distributions	(0.12)	(0.05)	(0.12)	(0.32)	(0.27)	0.00
Paid-in capital from
redemption fees	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value at
end of period/year	$35.78	$33.79	$34.89	$26.08	$24.48	$23.43

Total return	6.29%[3]	(3.02)%	34.39%	7.93%	5.83%	(0.64)%

SUPPLEMENTAL DATA/RATIOS:
Net assets at end of
period/year (millions)	$114.2	$107.0	$107.0	$84.0	$94.3	$109.5
Portfolio turnover rate	6%[3]	17%	13%	32%	8%	13%
Ratio of expenses to
average net assets	1.10%[4]	1.10%	1.10%	1.11%	1.11%	1.10%
Ratio of net investment
income (loss) to
average net assets	0.70%[4]	0.37%	0.15%	0.44%	1.81%	0.47%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not Annualized
[4]	Annualized

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Unaudited)

NOTE 1 – ORGANIZATION

The GoodHaven Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies, including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite price is not available, then the closing price will be used.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Unaudited) (Continued)

Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser as “valuation designee” of the Board of Trustees (the “Board”) pursuant to policies and procedures adopted pursuant to Rule 2a-5 under the 1940 Act. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Unaudited) (Continued)

fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2023. See the Schedule of Investments for the industry and security type breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$96,825,204	$—	$—	$96,825,204
Preferred Stocks	480,639	19,569	—	500,208
Short-Term
Investments	1,276,275	—	—	1,276,275
Warrants	1,427,200	—	—	1,427,200
U.S. Government
Securities	—	13,574,681	—	13,574,681
Corporate Bonds	—	1,012,500	—	1,012,500
Total Investments	$100,009,318	$14,606,750	$—	$114,616,068

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure  to certain selected securities. The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

The Fund did not hold options contracts as of May 31, 2023.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Unaudited) (Continued)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2023:

Change in
Unrealized
	Location of	Realized	Appreciation/
	Gain (Loss)	Gain (Loss)	Depreciation
	on Derivatives	on Derivatives	on Derivatives
Derivative	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts:	Realized and Unrealized
Put Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	$ (6,684)	$ —

Equity Contracts:	Realized and Unrealized
Call Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	$ (18,086)	$30,645

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments  is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency and with net unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Unaudited) (Continued)

Net investment losses incurred after December 31, and within the taxable year may be deferred and are deemed to arise on the first business day of the Fund’s next taxable year. As of the Fund’s prior fiscal year-ended November 30, 2022, the Fund had short-term capital loss carryovers of $1,468,182 with unlimited expiration. As of the Fund’s prior fiscal year-ended November 30, 2022, the capital loss carryover utilized was $2,815,019.

As of May 31, 2023, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies their major tax jurisdictions as U.S. Federal and the State of Delaware. As of May 31, 2023, the Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends from REITs and MLPs generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Unaudited) (Continued)

shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

J.
Options Contracts. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Unaudited) (Continued)

whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The following table indicates the average volume when in use for the six months ended May 31, 2023:

Average notional value of:

Options purchased	$282,021

K.
Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

L.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statement were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets. The amount of Management fees incurred by the Fund for the six months ended May 31, 2023, is disclosed in the Statement of Operations.

The Fund has also entered into a Support Services Agreement (the “Support Agreement”) with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal and audit. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions,

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Unaudited) (Continued)

transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, acquired fund fees and expenses, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets. The amount of support services fees incurred by the Fund for the six months ended May 31, 2023, is disclosed in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the six months ended May 31, 2023, were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$6,226,747	$12,413,073

There were no purchases or sales/maturities of long-term U.S. Government securities for the six months ended May 31, 2023.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2023 (Unaudited) (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended May 31, 2023 and the year ended November 30, 2022, was as follows:

	May 31, 2023	November 30, 2022
Ordinary income	$387,947	$148,223

As of the Fund’s prior fiscal year-ended November 30, 2022, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$68,564,094
Gross tax unrealized appreciation	46,803,212
Gross tax unrealized depreciation	(2,587,979)
Net unrealized appreciation (depreciation)	44,215,233
Undistributed ordinary income	387,951
Undistributed long-term capital gain	—
Total distributable earnings	387,951
Other accumulated gain/(loss)	(1,589,210)
Total accumulated gain/(loss)	$43,013,974

NOTE 6 – (COVID-19) PANDEMIC

The COVID-19 (commonly referred to as “coronavirus”) pandemic caused significant economic disruption in recent years as countries worked to limit the negative health impacts of the virus. While the virus appears to be entering an endemic stage, significant outbreaks or new variants present a continued risk to the global economy.

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2023 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and support services fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 – May 31, 2023).

Actual Expenses

The “Actual” line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes management fees and support services. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2023 (Unaudited) (Continued)

ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only  and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	December 1, 2022 –
	December 1, 2022	May 31, 2023	May 31, 2023 [1]
Actual	$1,000.00	$1,062.90	$5.66
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.45	$5.54

[1]
The calculations are based on expenses incurred during the most recent six-month period. The annualized six month expense ratio for the Fund during that period was 1.10%. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 182/365 (to reflect the half-year period).

GoodHaven Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated the Advisor’s Chief Executive Officer to serve as the administrator of the program. The Program Administrator conducts the day-to-day operation of the program pursuant to the Advisor’s policies and procedures. Under the program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors. The Board reviewed a report prepared by the Advisor regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, the Program Administrator provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited)

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for the first and third quarters with the SEC on Form N-PORT. The Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-PORT is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.goodhavenfunds.com.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal
information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal
information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; \
and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—
information about your creditworthiness	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

 (This Page Intentionally Left Blank.)

GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant & Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-OK-GOODX
(1-855-654-6639)

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
BLANK ROME LLP
1271 Avenue of the Americas
New York, New York 10020

GoodHaven Fund
855-OK-GOODX (855-654-6639)
www.goodhavenfunds.com
Symbol – GOODX
CUSIP – 38217G103

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial and Accounting Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GoodHaven Funds Trust

By (Signature and Title)          /s/Larry Pitkowsky
Larry Pitkowsky, President and Principal Executive Officer

Date:  July 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/Larry Pitkowsky
Larry Pitkowsky, President and Principal Executive Officer

Date:  July 27, 2023

By (Signature and Title)         /s/Lynn Iacona
Lynn Iacona, Treasurer and Principal Financial Officer

Date:   July 27, 2023

* Print the name and title of each signing officer under his or her signature.